Exhibit 10.3

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 7, 2006, is entered into by and among COST PLUS, INC., a California corporation (the “Borrower”), each lender from time to time party to the Credit Agreement referred to below (each, a “Lender”, and collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer.

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are party to a Credit Agreement dated as of November 10, 2004, (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

B The Borrower has requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement. As used herein, “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), the Guarantor Consent and each certificate and other document executed and delivered by the Borrowers pursuant to Section 6 hereof.

2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, and 1.06 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

(a) The definition of “Proposed New Stockton Facility” shall be amended and restated to read as follows:

“ “Proposed New Stockton Facility” means, collectively, (i) the 500,000 square-foot distribution facility located on Airport Way, Stockton, California and acquired in fiscal year ending January 28, 2006 (the “Stage 1 Stockton Facility”), and (ii) a 500,000 square-foot distribution facility adjacent to the Stage 1 Stockton Facility, to be constructed commencing fiscal year ending February 3, 2007.”

(b) Section 2.03 shall be amended by inserting the following at the end thereof:

“(l) Letters of Credit Issued for Subsidiaries. Notwithstanding any term or provision of this Section 2.03 to the contrary, the Lenders, Administrative Agent, L/C Issuer and Loan Parties agree that Letters of Credit otherwise permitted to be requested, issued and outstanding hereunder for the account of the Borrower may instead be requested, issued and outstanding for the account of any other Subsidiary of the Borrower that is a Loan Party (any such Subsidiary, an “AP Subsidiary,” any such Letter of Credit, a “Subsidiary Letter of Credit”). In connection with any such Subsidiary Letter of Credit:

(i) The Borrower acknowledges and agrees that it is and shall be jointly and severally and unconditionally liable for the reimbursement of and any and all other payments of fees and other amounts arising out of such Letter of Credit, without demand upon such AP Subsidiary, and the Borrower hereby acknowledges and agrees that the issuance of such Subsidiary Letter of Credit inures to the benefit of the Borrower;

(ii) Each Letter of Credit Application issued by the Borrower on behalf or for the account of any AP Subsidiary shall specify the applicable AP Subsidiary;

(iii) The Borrower shall promptly upon request deliver to the Administrative Agent and L/C Issuer such additional documents and instruments as either the Administrative Agent or L/C Issuer may request in order to evidence the valid and binding authority of the Borrower to request such Subsidiary Letter of Credit on behalf and for the Account of such AP Subsidiary (which authority shall be deemed represented by the Borrower to exist upon the issuance of any Letter of Credit Application by the Borrower on behalf or for the account of any AP Subsidiary) and to evidence the AP Subsidiary’s obligations in connection therewith, and

(iv) Any such Subsidiary Letter of Credit shall be deemed a “Letter of Credit” for all purposes under this Agreement and the other Loan Documents.”

(c) Section 7.01 shall be amended by amending and restating clause (xvii) thereof to read as follows:

“(xvii) Liens on the Proposed New Stockton Facility securing only Indebtedness permitted by Section 7.03(k) and Section 7.03(l).”

(d) Section 7.03 shall be amended by deleting “and” at the end of subsection (j), and deleting the “.” at the end of subsection (k) thereof and inserting the following in lieu of such “.”:

“; and

(l) Indebtedness consisting of lease obligations incurred pursuant to the sale–leaseback transactions in respect of the Proposed New Stockton Facility, provided that the aggregate amount of such Indebtedness does not exceed as of the date incurred, the fair market value of the Proposed New Stockton Facility.”

(e) Section 7.03 shall be further amended, at subsection (f) thereof, by inserting after the phrase “without regard to Section 7.11)” the following;

“and further excluding the leases relating to the Proposed New Stockton Facility permitted under Section 7.03(l)”

(f) Section 7.05(f) shall be amended and restated to read as follows:

“(f) Dispositions by the Borrower and its Subsidiaries of PP&E pursuant to sale-leaseback transactions resulting solely in operating lease obligations, provided that (i) the sale-leaseback of the Proposed New Stockton Facility may entail leases permitted under Section 7.03(l), and (ii) the aggregate fair market value of all PP&E so Disposed of in any fiscal year of the Borrower (commencing as of February 1, 2004 and other than in respect of any such sale-leaseback transaction involving the Proposed New Stockton Facility and undertaken during the fiscal year of the Borrower ending February 3, 2007) shall not exceed $10,000,000;”

(g) Section 7.11 shall be amended and restated to read as follows:

“7.11 Capital Expenditures. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), not exceeding, in the aggregate for the Borrower and it Subsidiaries during each fiscal year set forth below, the amount set forth opposite such fiscal year:

Fiscal Year Ending	Amount
2005	$80,000,000
2006	$50,000,000
2007	$75,000,000
2008	$65,000,000
2009	$63,000,000
2010	$72,000,000

provided that the Borrower and its Subsidiaries may make or become obligated to make an additional $55,000,000 of capital expenditures over the term of this Agreement so long as such additional capital expenditures relate directly to the acquisition, construction or sale-leaseback of the Proposed New Stockton Facility.”

4. Waiver. The Lenders hereby waive the Events of Default existing on the Effective Date or thereafter under Section 8.01(e) of the Credit Agreement, by virtue of cross-defaults existing on the Effective Date and continuing thereafter, arising pursuant to (i) that Standing Loan Agreement and Swap Commitment, dated as of February 1, 2005, between Borrower and Bank of America, N.A. and (ii) that Loan Agreement dated May 14, 2004 and between Borrower and Bank of America, as a result of the merger of Cost Plus Marketing Services, Inc. with and into Cost Plus Management Services, Inc. (the “Waived Defaults”).

5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Default has occurred and is continuing (or would result from the amendment to the Credit Agreement contemplated hereby).

(b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrower or Guarantor party thereto, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

(d) All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they shall be true and correct as of such earlier date. Other than the Waived Defaults, there exists as of the time immediately prior to the Effective Date, no Default on Event of Default under the Credit Agreement.

(e) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

(f) The Obligations of the Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

6. Effective Date. (a) This Amendment will become effective when each of the conditions precedent set forth in this Section 6 has been satisfied (the “Effective Date”):

(i) The Administrative Agent shall have received from the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

(ii) The Administrative Agent shall have received from each Guarantor a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to the Guarantor Consent attached hereto as Exhibit A (the “Guarantor Consent”), and, from the Borrower, satisfactory evidence of the merger of Cost Plus Marketing Services, Inc. into Cost Plus Management Services, Inc.

(iii) The Administrative Agent shall have received from the Borrower a certificate signed by the secretary or assistant secretary of the Borrower, dated as of the Effective Date, in form and substance satisfactory to the Administrative Agent, and certifying evidence of the authorization of the execution, delivery and performance by such Persons of the Amendment Documents to which they are party.

(iv) The Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, dated as of the Effective Date and certifying that all representations and warranties contained herein are true and correct as of the Effective Date, as though made on such date.

(v) The Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided), plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent’s reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

(vi) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent shall request.

(b) For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

(c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

7. Reservation of Rights. The Borrower acknowledges and agrees that neither the execution nor the delivery by the Administrative Agent and the Required Lenders of this Amendment, shall (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document (including any term or provision relating to the occurrence of a Material Adverse Effect). Nothing contained herein shall be deemed a waiver of (or otherwise affect any Lender’s or the Administrative Agent’s ability to enforce) any Default or Event of Default, other than the Waived Defaults, under any of the Loan Documents, including without limitation, (i) any Default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the Waived Defaults (including without limitation any other cross-default arising under the Credit Agreement by virtue of any matters resulting from the Waived Defaults), and (ii) any Default or Event of Default arising at any time after the Effective Date and which is the same as or similar to any of the Waived Defaults.

8. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND 10.18 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

(e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g) The Borrower covenants to pay to or reimburse the Administrative Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

(h) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COST PLUS, INC., as the Borrower

By:	/s/ Jane L. Baughman
Name:	Jane L. Baughman
Title:	VP Treasurer

Signature Page 1 to Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Dora A. Brown
Name:	Dora A. Brown
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Ronald J. Drobny
Name:	Ronald J. Drobny
Title:	Senior Vice President

Signature Page 2 to Amendment to Credit Agreement

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Michael Stahl
Name:	Michael Stahl
Title:	Credit Officer

Signature Page 3 to Amendment to Credit Agreement

WELLS FARGO HSBC TRADE BANK, N.A., as a Lender

By:	/s/ Juan J. Sanchez
Name:	Juan J. Sanchez
Title:	Vice President

Signature Page 4 to Amendment to Credit Agreement

EXHIBIT A

GUARANTOR CONSENT

The undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Amendment to Credit Agreement (the “Amendment”) is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

COST PLUS MANAGEMENT SERVICES, INC., as a Guarantor

By:
Name:
Title:

Signature Page Guarantor Consent